UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-3627)

Greenspring Fund, Incorporated
(Exact name of registrant as specified in charter)

2330 West Joppa Road, Suite 110
Lutherville, MD21093-4641
(Address of principal executive offices) (Zip code)

Mr. Charles vK. Carlson, President
2330 West Joppa Road, Suite 110
Lutherville, MD21093-4641
(Name and address of agent for service)

(410) 823-5353
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2006

Date of reporting period:  December 31, 2006

Item 1. Report to Stockholders.

GREENSPRING
F U N D

ANNUAL REPORT

DECEMBER 31, 2006

This report is authorized for distribution
only to shareholders who have received a
copy of the official Prospectus of the
Greenspring Fund, Incorporated.

Greenspring Fund, Incorporated
February 2007

Dear Fellow Shareholders:

We are pleased to present Greenspring Fund’s year-end report for 2006.

PERFORMANCE SUMMARY

The Greenspring Fund achieved a solid return of 12.29% during 2006, including the reinvestment of the dividend and capital gains distributions that were made during July and December. We are pleased that during 2006 we were able to provide double-digit returns that exceeded the Fund’s average annualized performance achieved since its inception. The Fund attained numerous record highs as the year progressed. Performance for various periods of time is presented in the accompanying chart.

Greenspring Fund Performance for the Periods Ended December 31, 2006
1 Year	12.29%
3 Years*	9.16%
5 Years*	9.94%
10 Years*	8.15%
15 Years*	10.35%
20 Years*	10.10%
Since inception on 7/1/83*	11.19%

*	annualized.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-366-3863 or visiting the Fund’s web site. The Fund imposes a 2.00% redemption fee for shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The Fund’s investment objectives, risks, and charges and expenses must be considered carefully before investing. The Prospectus contains this and other information about the Fund, and it may be obtained by calling 1-800-366-3863 or visiting www.greenspringfund.com. Please read the Fund’s prospectus carefully before investing.

INFLUENCES ON PERFORMANCE

During the year, all asset classes in the Greenspring Fund—common stock, preferred stock, convertible bonds and non-convertible corporate bonds and cash—generated positive performance. The Portfolio Allocation pie charts located on the next page reflect that the Fund’s portfolio composition remained fairly consistent throughout the year. In fact, had a large holding in Tempur-Pedic International bonds not been redeemed on the last day of 2006, the breakdown between stocks and bonds on December 31, 2006 may have ended up almost identical to the breakdown at year end 2005. However, there was a great deal of underlying activity during the year, as will be discussed later in this letter.

The performance of the Fund’s common stocks sharply outpaced the performance of the other asset classes. The return from the fixed income portion of the portfolio (preferred stocks, convertible and non-convertible bonds) was positive, but more modest. However, the consistency of the

Greenspring Fund, Incorporated

Greenspring Fund	Greenspring Fund
Portfolio Allocation	Portfolio Allocation
12-31-05	12-31-06

fixed income returns during the year was noteworthy and greatly aided the Fund in its pursuit of steady, less volatile gains. Of the 91 securities held in the Greenspring Fund’s portfolio during the year, 84 generated positive returns, while only 7 posted negative results.

INFLUENCES OF SPECIFIC SECURITIES

Of the ten securities that had the most significant influences on the Fund’s performance during 2006, eight had positive results and two did not. The ten securities (all were common stocks) that most influenced the Fund’s performance during the year are shown in order of declining magnitude in the chart on the next page.

A quick glance at the list reveals that the Greenspring Fund’s performance was very much influenced by individual stock selections of companies in varied industries, not by a concentrated cluster of investments made in one particular industry. Most of these securities have been long-term holdings in the Fund. A discussion of the three securities with the largest impacts on the Fund’s 2006 performance follows.

BRUSH WELLMAN

Brush Wellman manufactures a wide variety of beryllium-based products. Its stock began the year at $15.90 per share and rose during the year as the Company posted better-than-expected earnings. Over the last few years, the Company has expanded into the manufacturing of electronic components, some of which do not use beryllium. New products developed or acquired over the last few years make up more than 50% of the Company’s sales and profits. Brush Wellman’s stock price closed the year at $33.77 per share.

Greenspring Fund, Incorporated

WASTE INDUSTRIES

The Fund’s holdings of Waste Industries common stock date back to mid-2000 when we first started purchasing shares of this North Carolina-based solid waste company. Initially, our interest in the Company was centered on the fact that its stock was selling at a significant discount to its industry peers. However, the Company had better growth prospects than many of its competitors, and it has made significant strides to improve its margins and the strength of its balance sheet. These improvements did not go unnoticed by the investment community during 2006 as Waste Industries shares rose in price from $12.88 to $30.52 per share.

Securities that had the Most Significant Impact on Performance During 2006
1)	Brush Wellman (positive)
2)	Waste Industries (positive)
3)	NGP Capital Resources (positive)
4)	United America Indemnity (positive)
5)	EMCOR Group (positive)
6)	Suncor Energy (positive)
7)	Allied Waste (positive)
8)	Wabash National (negative)
9)	Energen Corporation (positive)
10)	Horizon Offshore (negative)

NGP CAPITAL RESOURCES

NGP Capital is a business development company that makes equity investments and loans to companies engaged in the energy business. Its principals have many years of experience making targeted loans to smaller energy companies that have been neglected by large banks. The Company became a public company during November of 2004, raising cash that it then put to work by making loans and investments. As the Company found attractive investment opportunities, its loan portfolio began to generate increasing returns, funding a rapidly growing dividend. The Company’s stock price rose during the year from $13.13 to $16.75 per share. Combined with dividends of more than $0.92 per share, NGP Capital provided a strong total return during 2006.

PORTFOLIO ACTIVITY

Much of the purchase and sale activity during 2006 occurred in the bond portion of the portfolio. We typically focus on fixed income investments with near-term maturities or expected redemptions in order to limit the volatility of the fixed income portfolio. These frequent maturities and early redemptions create a significant amount of portfolio activity. Of the ten largest positions eliminated during 2006, nine were of fixed income securities. Notably, only one of these was a true “sale” and not a maturity, early redemption or “put” back to the issuing company. The lack of significant sales of equities also reflects a preference to make long-term equity investments in well-managed companies who have a track record of being shareholder-oriented.

Greenspring Fund, Incorporated

The three largest sales are discussed below:

BROOKS AUTOMATION 4.75% CONVERTIBLE BONDS

A long-time holding of the Fund’s, and our largest holding coming into 2006, our Brooks Automation bonds were redeemed early by the Company during July of 2006. When we first purchased the Brooks bonds, the Company had a very strong balance sheet with cash on hand of more than twice the amount of the Company’s total debt. The Company’s profits had been under pressure while it was floundering along with other companies in the semiconductor manufacturing industry. However, we drew a lot of confidence from the Company’s rock solid balance sheet. Brooks was one of the many high-tech companies that came under scrutiny in the options backdating controversy, a condition that unexpectedly benefited us. The Company was forced to redeem these bonds early because of its inability to file financial statements with the SEC due to an ongoing investigation.

Greenspring Fund Ten Largest 2006 Sales
1)	Brooks Automation convertible bonds
2)	Tempur-Pedic International bonds
3)	BISYS Group convertible bonds
4)	Mercury Interactive convertible bonds
5)	Apartment Investment & Mgmt. preferred stock
6)	BEA Systems convertible bonds
7)	NABI Biopharmaceuticals convertible bonds
8)	Wind River Systems convertible bonds
9)	Atmel Corporation convertible bonds
10)	Energy Partners Limited common stock

TEMPUR-PEDIC INTERNATIONAL 10.25% BONDS

We purchased the Tempur-Pedic bonds during June of 2006, with the expectation that they would be redeemed by the Company at the first standard redemption date of August 15, 2007. Tempur-Pedic generates a significant amount of free cash flow. In conversations with the Company, it was clear that they wanted to retire this high coupon debt as soon as possible. We were pleasantly surprised, however, when the Company, eager to get these bonds off its books during 2006, took advantage of a “make-whole” redemption provision and redeemed the bonds on December 29 at a price that increased our short-term return sharply above what we had originally anticipated.

BISYS GROUP 4% CONVERTIBLE BONDS

We first purchased the convertible bonds of BISYS Group during the fall of 2003. Additional purchases were made during subsequent months, with the most recent additions made during December of 2005. BISYS is a large, “behind-the-scenes” provider of back office services to financial institutions, such as mutual funds, insurance companies and banks. BISYS has been a leader in many of its markets, consistently profitable, with an underleveraged balance sheet. The Company’s convertible bonds provided the Fund with steady returns until they matured on March 15, 2006, despite the volatility of its common stock.

Greenspring Fund, Incorporated

Similar to the composition of the Fund’s ten largest sales, of the Greenspring Fund’s ten largest purchases, eight were of fixed income securities and two of equity securities. Much of the motivation for the purchase of new fixed income investments was to replace other fixed income investments that had matured or been redeemed during the year.
The three largest purchases are discussed below:

TEMPUR-PEDIC INTERNATIONAL 10.25% BONDS

(Discussed in the largest sales section above)

CIENA CORPORATION 3.75% CONVERTIBLE BONDS

Although we first started buying Ciena convertible bonds during 2001, we significantly increased our position during 2006. At the time of our initial purchases, Ciena had a very robust balance sheet, but was struggling operationally. We were comfortable buying the bonds then because their cash holdings were tremendous, even though the Company was unprofitable. Since that time, Ciena has undergone a merger that strengthened the Company strategically and financially. In addition, operations have improved to the point that they are now profitable, albeit marginally, and the Company raised additional cash through the sale of another issue of convertible bonds. Because of the greatly reduced risk profile, we were very comfortable significantly increasing our investment position.

Greenspring Fund Ten Largest 2006 Purchases
1)	Tempur-Pedic International bonds
2)	Ciena Corporation convertible bonds
3)	Watsco Inc. common stock
4)	Horizon Offshore Inc. common stock
5)	Amazon.com convertible bonds
6)	Millennium Pharmaceuticals convertible bonds
7)	Connetics Corp convertible bonds
8)	SCI Systems convertible bonds
9)	Sepracor Inc. convertible bonds
10)	Agere Systems convertible bonds

WATSCO INC. COMMON STOCK

Watsco is the country’s largest independent distributor of heating and air conditioning systems and equipment. One of the Greenspring Fund’s most recent purchases, the common stock of Watsco has been under pressure due to concerns about the downturn in the housing market. Given our analysis of the impact of new home sales on the Company’s profitability, we believe the depth of the decline in the stock price is unwarranted. The Company is also benefiting from the emergence of a new product cycle driven by recent changes in environmental standards. Watsco generates significant amounts of free cash flow that it historically has used to purchase additional distributors and expand its geographic footprint.

Greenspring Fund, Incorporated

As we move into 2007, the Greenspring Fund’s focus remains the same. We continue to search for stocks and bonds that will help us attain our goal of providing shareholders with steady, consistent total returns. In the fixed income portion of our portfolio, we continue to focus on convertible and corporate bonds of short duration that have diminished sensitivity to general move-ments in interest rates. We rely upon our own analysis of a company’s balance sheet and cash flow characteristics, not necessarily the judgments of rating agencies. In our stock selections, we remain selective. As always, we are seeking investments in companies that generate strong cash flows, and have management teams that have demonstrated their ability to reinvest cash profitably and for the benefit of shareholders.

Greenspring Fund Top 10 Holdings	% of Net Assets as of 12/31/06
1)	Ciena Corporation 3.75% convertible bonds	4.6%
2)	Sepracor 5% convertible bonds	3.6%
3)	Millennium Pharmaceuticals 5.5% convertible bonds	3.5%
4)	FTI Consulting Inc.	3.2%
5)	Suncor Energy Inc.	3.1%
6)	Watsco Inc.	3.0%
7)	Quanta Services 4% convertible bonds	2.9%
8)	Amazon.com, Inc. 4.75% convertible bonds	2.8%
9)	KMG America Corp.	2.7%
10)	Nektar Therapeutics 3.5% convertible bonds	2.7%

We thank our fellow shareholders for their trust in the past and we hope to continue to earn your confidence as we move forward during 2007.

Respectfully,

Charles vK. Carlson	Michael J. Fusting
Portfolio Manager	Co-Chief Investment Officer
Co-Chief Investment Officer

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Cash flow is a measure of a company’s earnings adjusted for non-cash revenue and expense items.

Mutual fund investing involves risk. Principal loss is possible. Small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Distributed by Quasar Distributors, LLC.

Greenspring Fund, Incorporated

Growth of a $10,000 Investment in the Greenspring Fund
Over the Last Ten Years

Average Annual Total Returns
	For Periods Ended December 31, 2006
	1 Year	3 Years	5 Years	10 Years
Greenspring Fund	12.29%	9.16%	9.94%	8.15%
Russell 3000 Index	15.72%	11.19%	7.17%	8.64%
Lipper Flexible Portfolio Fund Index	12.77%	9.51%	6.62%	6.75%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Greenspring Fund (the “Fund”) distributions or the redemption of Fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end is available at www.greenspringfund.com or by calling 1-800-366-3863 toll free. The Fund imposes a 2.00% redemption fee for shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Greenspring Fund, Incorporated

Expense Example For the Six Months Ended December 31, 2006 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) redemption fees if you redeem within 60 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/2006 - 12/31/2006).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	7/1/2006 -
	7/1/2006	12/31/2006	12/31/2006*
Actual	$1,000	$1,056	$5.49
Hypothetical
(5% annual return
before expenses)	$1,000	$1,020	$5.40

*	Expenses are equal to the Fund’s annualized expense ratio of 1.06%, multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Greenspring Fund, Incorporated
SCHEDULE OF INVESTMENTS at December 31, 2006

Shares		Value
COMMON STOCKS: 45.3%
Building Products: 0.4%
38,400	Griffon Corp.*	$979,200
Business & Professional Services: 3.2%
282,800	FTI Consulting, Inc.*	7,887,292
Commercial Banks: 1.9%
18,000	American National
	Bankshares, Inc.	419,760
759	Fulton Financial Corp.	12,675
25,000	Middleburg
	Financial Corp.	924,750
30,000	Patriot National
	Bancorp, Inc.	787,500
26,190	Provident
	Bankshares Corp.	932,364
25,000	Southern National
	Bancorp of Virginia*	415,000
14,476	SunTrust Banks, Inc.	1,222,498
		4,714,547
Communications Equipment: 1.3%
293,342	Radyne Corp.*	3,150,493
Computer Storage & Peripherals: 0.4%
75,000	Neoware
	Systems, Inc.*	990,750
Construction & Engineering: 3.7%
67,800	EMCOR Group, Inc.*	3,854,430
227,700	Michael Baker Corp.*	5,157,405
		9,011,835
Diversified Financial Services: 0.5%
23,000	CIT Group, Inc.	1,282,710
Diversified Gas Utilities: 2.1%
108,400	Energen Corp.	5,088,296
Electric Utilities: 1.5%
99,000	PPL Corp.	3,548,160
Electrical Equipment: 0.3%
17,400	Emerson Electric Co.	767,166
Energy Equipment & Services: 1.9%
287,738	Horizon
	Offshore, Inc.*	4,690,129
Environmental Services: 3.2%
363,000	Allied Waste
	Industries, Inc.*	4,461,270
108,500	Waste Industries
	USA, Inc.	3,311,420
		7,772,690
Household & Personal Products: 1.3%
249,950	Prestige Brands
	Holdings, Inc.*	3,254,349
Industrial Distribution: 3.0%
155,000	Watsco, Inc.	7,309,800
Insurance: 7.1%
11,300	Assurant, Inc.	624,325
697,100	KMG America Corp.*	6,685,189
34,450	PartnerRe, Ltd.#	2,446,984
226,184	United America
	Indemnity, Ltd.#*	5,729,241
55,575	W.R. Berkley Corp.	1,917,893
		17,403,632
Insurance Brokers: 1.9%
300,000	USI Holdings Corp.*	4,608,000
Machinery: 0.3%
20,000	Pentair, Inc.	628,000
Metals & Mining: 1.1%
76,700	Brush Engineered
	Materials, Inc.*	2,590,159
Oil & Gas Exploration & Production: 4.5%
40,300	CNX Gas Corp.*	1,027,650
5,626	ConocoPhillips	404,791
22,280	EOG Resources, Inc.	1,391,386
36,500	Rosetta
	Resources, Inc.*	681,455
96,000	Suncor Energy, Inc.#	7,575,360
		11,080,642

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at December 31, 2006 (Con’t)

Shares/Principal		Value
COMMON STOCKS: 45.3% (Con’t)
Real Estate: 0.3%
4,500	First Potomac
	Realty Trust	$130,995
27,500	Urstadt Biddle
	Properties, Inc. -
	Class A	524,975
		655,970
Thrifts & Mortgage Finance: 0.6%
30,000	Washington
	Mutual, Inc.	1,364,700
Transportation: 4.8%
141,287	Rush Enterprises,
	Inc. - Class A*	2,390,576
197,199	Rush Enterprises,
	Inc. - Class B*	3,111,800
28,200	SAIA, Inc.*	654,522
360,350	Wabash
	National Corp.	5,441,285
		11,598,183
TOTAL COMMON STOCKS
(cost $73,445,772)		110,376,703
INVESTMENT COMPANIES: 2.6%
385,762	NGP Capital
	Resources Co.
	(cost $5,228,882)	6,461,514

CONVERTIBLE BONDS: 38.7%
Automotive Retail: 0.4%
$ 938,000	Sonic Automotive,
	Inc., 5.250%, 5/7/09	923,930
Biotechnology: 1.9%
4,761,000	CuraGen Corp.,
	6.000%, 2/2/07	4,713,390
Communications Equipment: 4.6%
11,502,000	Ciena Corp.,
	3.750%, 2/1/08	11,185,695
Computer Storage & Peripherals: 0.2%
574,000	Adaptec, Inc.,
	3.000%, 3/5/07	575,435
Construction & Engineering: 2.9%
7,168,000	Quanta Services, Inc.,
	4.000%, 7/1/07	7,096,320
Electronics Manufacturing Services: 2.2%
5,446,000	Sanmina - SCI Corp.,
	3.000%, 3/15/07	5,439,193
Energy Equipment & Services: 0.1%
149,000	Hanover
	Compressor Co.,
	4.750%, 3/15/08	146,579
Environmental Services: 0.8%
1,975,000	Allied Waste
	Industries, Inc.,
	4.250%, 4/15/34	1,896,000
Internet & Catalog Retail: 2.8%
6,814,000	Amazon.com, Inc.,
	4.750%, 2/1/09	6,720,307
Pharmaceuticals: 14.6%
3,317,000	Connetics, Corp.,
	2.250%, 5/30/08	3,308,708
5,756,000	Connetics, Corp.,
	2.000%, 3/30/15	5,741,610
8,510,000	Millennium
	Pharmaceuticals, Inc.,
	5.500%, 1/15/07	8,520,637
300,000	Millennium
	Pharmaceuticals, Inc.,
	5.000%, 3/1/07	299,250
2,420,000	Nektar Therapeutics,
	5.000%, 2/8/07	2,407,900
6,706,000	Nektar Therapeutics,
	3.500%, 10/17/07	6,605,410
8,715,000	Sepracor, Inc.,
	5.000%, 2/15/07	8,715,000
		35,598,515
The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at December 31, 2006 (Con’t)

Principal		Value
CONVERTIBLE BONDS: 38.7% (Con’t)
Semiconductor Equipment: 4.4%
$ 5,622,000	Agere Systems, Inc.,
	6.500%, 12/15/09	$5,748,495
5,043,000	Veeco
	Instruments, Inc.,
	4.125%, 12/21/08	4,916,925
		10,665,420
Software: 3.8%
3,328,000	Magma Design
	Automation, Inc.,
	0.000%, 5/15/08	3,032,640
6,278,000	Mercury Interactive
	Corp.,
	4.750%, 7/1/07	6,325,085
		9,357,725
TOTAL CONVERTIBLE BONDS
(cost $93,356,049)		94,318,509

Shares/Principal		Value
SHORT-TERM INVESTMENTS: 13.1%
Commercial Paper: 8.2%
$12,000,000	American General
	Finance Corp.	$12,000,000
8,000,000	General Electric
	Capital Corp.	8,000,000
		20,000,000
Money Market Investments: 4.9%
3,762,093	AIM Liquid Assets	3,762,093
8,212,438	AIM STIC
	Prime Portfolio	8,212,438
		11,974,531
TOTAL SHORT-TERM
INVESTMENTS
(cost $31,974,531)		31,974,531
TOTAL INVESTMENTS
IN SECURITIES
(cost $204,005,234): 99.7%		243,131,257

Other Assets less Liabilities: 0.3%		760,455

NET ASSETS: 100.0%		$243,891,712

* Non-income producing security.
# U.S. security of foreign issuer.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2006

ASSETS
Investments in securities, at value (cost $204,005,234)	$243,131,257
Receivables:
Securities sold	561,039
Fund shares sold	427,365
Dividends and interest	1,465,997
Prepaid expenses	24,364
Total assets	245,610,022

LIABILITIES
Payables:
Securities purchased	1,195,284
Fund shares redeemed	411,092
Accrued expenses	111,934
Total liabilities	1,718,310

NET ASSETS	$243,891,712

Capital shares issued and outstanding
(60,000,000 shares authorized, $0.01 par value)	10,411,179

Net asset value, offering and redemption price per share	$23.43

COMPONENTS OF NET ASSETS
Capital stock at par value	$104,112
Paid-in capital	204,516,142
Accumulated net investment loss	(136,832)
Undistributed net realized gain on investments	282,267
Net unrealized appreciation on investments	39,126,023
NET ASSETS	$243,891,712

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENT OF OPERATIONS For the Year Ended December 31, 2006

INVESTMENT INCOME
Income
Interest	$6,280,247
Dividends (net of foreign withholding taxes of $3,787)	1,172,337
Total income	7,452,584

Expenses
Advisory fees (Note 5)	1,537,613
Transfer agent fees (Note 6)	174,181
Administration fees	171,732
Fund accounting fees	52,692
Legal fees	51,018
Administration fees - Corbyn (Note 5)	50,501
Custody fees	34,273
Reports to shareholders	33,088
Blue sky fees	25,030
Audit fees	20,500
Directors fees	16,885
Miscellaneous fees	14,847
Insurance fees	11,931
Registration fees	2,474
Total expenses	2,196,765
Net investment income	5,255,819

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	2,202,233
Change in net unrealized
appreciation/depreciation on investments	15,317,304
Net realized and unrealized gain on investments	17,519,537
Net increase in net assets resulting from operations	$22,775,356

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2006	December 31, 2005
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$5,255,819	$3,187,652
Net realized gain on investments	2,202,233	29,849
Capital gain distribution
from regulated investment company	—	14,542
Change in net unrealized
appreciation/depreciation on investments	15,317,304	5,452,448
Net increase in net assets
resulting from operations	22,775,356	8,684,491
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(5,676,613)	(2,956,950)
From net realized gain	(1,948,942)	(1,601,408)
Total distributions to shareholders	(7,625,555)	(4,558,358)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net
change in outstanding shares (a)+	71,155,724	20,973,422
Total increase in net assets	86,305,525	25,099,555
NET ASSETS
Beginning of year	157,586,187	132,486,632
End of year (including accumulated net
investment income (loss) of $(136,832)
and $268,236, respectively)	$243,891,712	$157,586,187

(a) A summary of capital share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2006		December 31, 2005
	Shares	Value	Shares	Value
Shares sold	4,142,954	$94,837,670	2,444,787	$51,392,901
Shares issued in reinvestment
of distributions	306,541	7,072,530	202,409	4,291,396
Shares redeemed +	(1,342,980)	(30,754,476)	(1,679,277)	(34,710,875)
Net increase	3,106,515	$71,155,724	967,919	$20,973,422

+ Net of redemption fees of $19,017 and $12,352, respectively.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended December 31,
	2006	2005	2004	2003	2002
Net asset value,
beginning of year	$21.57	$20.91	$19.96	$15.70	$17.74
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.53	0.47	0.52	0.53	0.88
Net realized and unrealized
gain (loss) on investments	2.10	0.88	1.18	4.34	(1.98)
Total from
investment operations	2.63	1.35	1.70	4.87	(1.10)
LESS DISTRIBUTIONS:
From net investment income	(0.58)	(0.44)	(0.56)	(0.61)	(0.94)
From net realized gain	(0.19)	(0.25)	(0.19)	—	—
Total distributions	(0.77)	(0.69)	(0.75)	(0.61)	(0.94)
Paid-in capital from
redemption fees (Note 1)	—*	—*	—*	—*	—*
Net asset value,
end of year	$23.43	$21.57	$20.91	$19.96	$15.70
Total return	12.29%	6.57%	8.69%	31.34%	(5.99)%
RATIOS/SUPPLEMENTAL DATA:
Net assets,
end of year (millions)	$243.9	$157.6	$132.5	$109.3	$51.3
Ratio of expenses to
average net assets	1.07%	1.16%	1.06%	1.14%	1.19%
Ratio of net
investment income
to average net assets	2.56%	2.30%	2.60%	3.44%	5.33%
Portfolio turnover rate	38.58%	36.22%	35.21%	102.43%	78.58%

* Amount less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS

Note 1 – Significant Accounting Policies

Greenspring Fund, Incorporated (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Maryland corporation and commenced operations on July 1, 1983.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment transactions and related investment income - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of investments - Securities listed on a national securities exchange or the NASDAQ National Market are valued at the last reported sale price or the official closing price for certain markets on the exchange of major listing as of the close of the regular session of the New York Stock Exchange.

Securities that are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, and listed securities whose primary market is believed by Corbyn Investment Management (“Corbyn” or the “Adviser”) to be over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources that the Adviser deems appropriate.

Short-term investments are valued at amortized cost, which approximates fair market value. The value of securities that mature, or have an announced call, within 60 days will be valued at market value.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser as directed by the Board of Directors.

In determining fair value, the Adviser, as directed by the Board of Directors, considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS

of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

Dividends and distributions to stockholders - The Fund records dividends and distributions to stockholders on the ex-dividend date.

Redemption fees - The Fund’s Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund is intended for long-term investors. The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund reserves the right to decline a purchase order for any reason.

“Market-timers” who engage in frequent purchases and redemptions over a short period can disrupt the Fund’s investment program and create additional transaction costs that are borne by all shareholders. Therefore, the Fund imposes a 2% redemption fee for shares held 60 days or less. The fee is deducted from the seller’s redemption proceeds and deposited into the Fund to help offset brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Fund or through a financial intermediary. However, the Fund is limited in its ability to determine whether trades placed through financial intermediaries may signal excessive trading. Accordingly, the Fund may not be able to determine whether trading in combined orders or in omnibus accounts is contrary to the Fund’s policies. The Fund reserves the right to reject combined or omnibus orders in whole or in part.

The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account. If the holding period for shares purchased is 60 days or less, the fee will be charged. The redemption fee may be modified or discontinued at any time, in which case, shareholders will be notified.

The fee does not apply to shares acquired through the reinvestment of dividends or other distributions, or shares redeemed pursuant to a systematic withdrawal plan or a mandatory IRA distribution.

Risk of loss arising from indemnifications - In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS

that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Dividends and Distributions

It is the Fund’s policy to declare dividends from net investment income and distributions from net realized gains as determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within the portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

On July 26, 2006 an income dividend of $0.25 per share and a long-term capital gain distribution of $0.00489 per share were declared, payable on July 27, 2006, to shareholders of record on July 25, 2006. Additionally, on December 20, 2006, an income dividend of $0.33170 per share, a short-term capital gain distribution of $0.08278 per share and a long-term capital gain distribution of $0.10362 per share were declared, payable on December 21, 2006 to shareholders of record on December 19, 2006. The tax character of distributions paid during the years ended December 31, 2006 and 2005 were as follows:

Distributions paid from:	December 31, 2006	December 31, 2005
Ordinary income	$6,522,260	$2,956,950
Long-term capital gain	1,103,295	1,601,408

These dividends are either distributed to shareholders or reinvested by the Fund in additional shares of common stock, which are issued to shareholders. For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the ex-dividend date.

Note 3 – Purchases and Sales of Investments

For the year ended December 31, 2006, purchases and sales of investments, other than short-term investments, aggregated $95,523,350 and $65,347,977, respectively.

Note 4 – Federal Income Taxes

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required.

Required Fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS

Accordingly, the composition of net assets and distributions on a tax basis may differ from those reflected in the accompanying financial statements. As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$204,142,066
Gross tax unrealized appreciation	40,827,431
Gross tax unrealized depreciation	(1,838,240)
Net tax unrealized appreciation	38,989,191
Undistributed ordinary income	124,893
Undistributed long-term capital gain	157,374
Total distributable earnings	282,267
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$39,271,458

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2006, the Fund decreased accumulated net investment loss by $15,726 and decreased undistributed net realized gain on investments by $15,726.

Unaudited - The Fund designates 14.54% of dividends declared from net investment income during the fiscal year ended December 31, 2006 as qualified income under Jobs and Growth Tax Relief Reconciliation Act of 2003. For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended December 31, 2006, which is designated as qualifying for the dividends-received deduction, is 13.09%. For foreign shareholders in the Fund, for the year ended December 31, 2006, 75.07% of the ordinary distributions paid qualify as interest related dividends under the Internal Revenue Code Section 871(k)(1)(c).

Note 5 – Transactions with Related Parties

Corbyn serves as the Fund’s investment adviser. Under an agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. For the year ended December 31, 2006, the Fund incurred $1,537,613 in advisory fees.

The Fund has also entered into a Services Agreement with Corbyn to provide various administrative services. As compensation, the Fund pays Corbyn a fee of $2,500 per month plus 0.01% of average daily net assets, which is computed daily and paid

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS

monthly. For the year ended December 31, 2006, the Fund incurred $50,501 in administrative fees to Corbyn.

At December 31, 2006, investors for whom Corbyn was investment adviser held 689,504 shares of the Fund’s common stock.

Note 6 – Shareholder Servicing Fees

Both the Fund and Corbyn have entered into various Shareholder Servicing Agreements, whereby a fee is paid to certain service agents who administer omnibus accounts for indirect shareholders of the Fund. The Board of Directors has authorized the Fund to pay the amount of the fees it estimates the Fund would have been charged by its transfer agent for administering the accounts on an individual basis. The amount is included in “Transfer agent fees” on the accompanying Statement of Operations. For the year ended December 31, 2006, the Fund incurred $106,937 of such fees.

Note 7 – New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. A tax position that meets the more likely than not threshold is measured to determine the amount of benefit or expense to recognize in the financial statements. Adoption of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC granted a six-month delay in the required implementation of FIN 48 for Mutual Funds. At this time, management is evaluating the implications of FIN 48 and whether it will have any impact on the Fund’s financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact of adoption of SFAS 157 on the financial statements.

Greenspring Fund, Incorporated

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders
Greenspring Fund, Incorporated
Lutherville, Maryland

We have audited the accompanying statement of assets and liabilities of the Greenspring Fund, Incorporated (the “Fund”), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2003 have been audited by other auditors whose report dated January 21, 2004 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Greenspring Fund, Incorporated as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 2, 2007

Greenspring Fund, Incorporated

Basic Information About Fund Directors and Officers
(Unaudited)

The Board of Directors supervises the management of the Fund. The following list summarizes information on the directors and officers of the Fund for the past five years. The address of each is 2330 West Joppa Road, Suite 110, Lutherville, MD 21093. The Fund’s Statement of Additional Information contains additional information about Fund directors and is available, without charge, upon request, by calling the Fund at (800) 366-3863, or by emailing the Fund at greenspring@greenspringfund.com.

Name, Address and	Position Held with	Term of Office and	Principal Occupation(s)	Other
Date of Birth	the Fund	Length of Time Served	During the Past Five Years	Directorships
Term of Director
Until next Annual Meeting of
Stockholders and thereafter until a
successor is elected.
Term of Officer
One year
Interested Directors/Officers
Charles vK. Carlson	President	From March 1993 to present.	President and Director of the	None
Date of Birth 11/30/59	Chairman of the Board	From January 1994 to present.	Fund’s Adviser.
	Chief Executive Officer	From February 1994 to present.
	Director	From March 1987 to present.
William E. Carlson	Director	From February 1994 to present.	President of Shapiro Sher	None
Date of Birth 7/23/57			Guinot & Sandler (a law firm)
from February 1999 to present.
Partner of Shapiro Sher
Guinot & Sandler from
February 1990 to present.
Michael J. Fusting	Sr. Vice President	From May 1998 to present.	Managing Director of the	None
Date of Birth 1/12/61	Chief Financial Officer	From February 1994 to present.	Fund’s Adviser.
	Director	From March 1992 to present.
Michael T. Godack	Sr. Vice President	From March 1991 to present.	Managing Director of the	None
Date of Birth 1/24/54	Director	From October 1982 to present.	Fund’s Adviser.

Greenspring Fund, Incorporated

Name, Address and	Position Held with	Term of Office and	Principal Occupation(s)	Other
Date of Birth	the Fund	Length of Time Served	During the Past Five Years	Directorships
Term of Director
Until next Annual Meeting of
Stockholders and thereafter until a
successor is elected.
Term of Officer
One year
Interested Directors/Officers (con’t)
Richard Hynson, Jr.	Director	From March 1985 to present.	Sr. Vice President and Managing	None
Date of Birth 2/16/44			Director of the Fund’s Adviser.

Disinterested Directors
David T. Fu	Director	From May 1990 to present.	Managing Director of Kanturk	None
Date of Birth 6/2/56			Partners, LLC (a merchant bank)
from February 2004 to present.
Managing Director of Galway
Partners LLC (a merchant bank)
from May 2001 to January 2004.
Sean T. Furlong	Director	From March 2003 to present.	Director of Finance and	None
Date of Birth 11/2/65			Administration at the Gilman
School from June 2003 to present.
Director of Strategic Planning of
Newell-Rubbermaid (marketer of
consumer products) from August
2002 to May 2003. Division
Controller of Cisco Systems
(networking for Internet) from
August 2000 to August 2002.

Greenspring Fund, Incorporated

Name, Address and	Position Held with	Term of Office and	Principal Occupation(s)	Other
Date of Birth	the Fund	Length of Time Served	During the Past Five Years	Directorships
Term of Director
Until next Annual Meeting of
Stockholders and thereafter until a
successor is elected.
Term of Officer
One year
Disinterested Directors (con’t)
Michael P. O’Boyle	Director	From July 2000 to present.	Chief Operating Officer of The	None
Date of Birth 5/20/56			Cleveland Clinic Foundation
(world-renowned non-profit
provider of health care services,
education and research) and The
Cleveland Clinic Health System
from July 2005 to present. Chief
Financial Officer of The Cleveland
Clinic Foundation and The
Cleveland Clinic Health System
from October 2001 to June 2005.
Officers
Elizabeth Agresta Swam	Secretary	From May 1998 to present.	Employee of the Fund’s Adviser	None
Date of Birth 5/13/67	and Treasurer		from May 1998 to present.
	AML Officer	From July 2002 to present.
	Chief Compliance	From July 2004 to present.
Officer

Greenspring Fund, Incorporated

Greenspring Fund
Performance Since Inception on
July 1, 1983 through December 31, 2006
(Unaudited)

HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN*

Average annual total returns for the one, three, five and ten year periods ended December 31, 2006 were 12.29%, 9.16%, 9.94%, and 8.15%, respectively.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end is available at www.greenspringfund.com or by calling 1-800-366-3863 toll free. The Fund imposes a 2.00% redemption fee for shares held 60 days or less.

*
Figures include changes in principal value, reinvested dividends and capital gains distributions. Past expense limitations increased the Fund’s return. Average annual returns for more than one year assume a compounded rate of return and are not the Fund’s year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemptions of Fund shares.

Greenspring Fund, Incorporated

Greenspring Fund, Incorporated
2330 West Joppa Road, Suite 110
Lutherville, MD 21093
(410) 823-5353
(800) 366-3863
www.greenspringfund.com

The Fund’s proxy voting policies and procedures, as well as its proxy voting record for the most recent 12 month period ended December 31, are available without charge, upon request, by contacting the Fund at (800) 366-3863 or greenspring@greenspringfund.com. The Fund will send the information within three business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery. The Fund’s proxy voting record is also available on the Commission’s website at http://www.sec.gov. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s first and third quarter reports are available on its website at www.greenspringfund.com.

DIRECTORS
Charles vK. Carlson, Chairman
William E. Carlson
David T. Fu
Sean T. Furlong
Michael J. Fusting
Michael T. Godack
Richard Hynson, Jr.
Michael P. O’Boyle

OFFICERS
Charles vK. Carlson
President and Chief Executive Officer

Michael J. Fusting
Sr. Vice President and
Chief Financial Officer

Michael T. Godack
Sr. Vice President

Elizabeth Agresta Swam
Chief Compliance Officer,
Secretary, Treasurer
and AML Officer

INVESTMENT ADVISER
Corbyn Investment Management, Inc.
2330 West Joppa Road, Suite 108
Lutherville, MD 21093-7207

ADMINISTRATOR, FUND
ACCOUNTANT AND TRANSFER
AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Dr., Suite 302
Milwaukee, WI 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Kirkpatrick & Lockhart
Preston Gates Ellis LLP
1601 K Street NW
Washington, DC 20006

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Sean T. Furlong is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services or other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2006	FYE 12/31/2005
Audit Fees	$19,000	$18,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$3,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2006	FYE 12/31/2005
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Greenspring Fund, Incorporated

By (Signature and Title)  /s/ Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date March 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date March 8, 2007

By (Signature and Title)  /s/ Michael J. Fusting
Michael J. Fusting, Chief Financial Officer

Date March 8, 2007